UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 9, 2022

Solitron Devices, Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-04978	22-1684144
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

901 Sansburys Way
West Palm Beach, Florida	33411
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code (561) 848-4311

______________________________________________

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.08.  Shareholder Director Nominations.

The Board of Directors (the "Board") of Solitron Devices, Inc. ("Solitron" or the "Company") has established that the 2022 annual meeting of stockholders (the “2022 Annual Meeting”) will be held on Friday, January 13, 2023. Stockholders of record at the close of business on November 18, 2022, and only such stockholders, will be entitled to notice of and to vote at the 2022 Annual Meeting. The time and location of the 2022 Annual Meeting will be as set forth in the Company’s definitive proxy statement for the 2022 Annual Meeting.

Because the date of the 2022 Annual Meeting differs by more than thirty days from the anniversary date of the Company’s 2021 annual meeting of stockholders, which was held on December 9, 2021, the deadline for submission of any stockholder proposals pursuant to Rule 14a-8 under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and the deadlines for any stockholder to submit a nominee to serve as director or to submit a proposal to be considered at the meeting or for inclusion in the Company’s proxy materials outside of Rule 14a-8, as set forth in the Company’s 2021 proxy statement, filed with the SEC on November 5, 2021 (the "2021 Proxy Statement"), no longer apply. Pursuant to Rule 14a-5(f) of the Exchange Act, the Company is hereby providing notice of the revised deadlines for such proposals by means of this report.

Pursuant to Rule 14a-8 of the Exchange Act, stockholders of the Company who wish to have a proposal considered for inclusion in the Company’s proxy materials for the 2022 Annual Meeting must ensure that such proposal is received by, on or before the close of business on November 19, 2022, which the Company has determined to be a reasonable time before it expects to begin to print and send its proxy materials. Any such proposal must also meet the requirements set forth in the rules and regulations of the Securities and Exchange Commission to be eligible for inclusion in the proxy materials for the 2022 Annual Meeting and must comply with the provisions contained in the Company's Amended and Restated By-laws relating to stockholder proposals.

Proposals and notices must be in writing and received at the principal executive offices of the Company at 901 Sansburys Way, West Palm Beach, Florida 33411 and must also comply with the requirements set forth in the rules and regulations of the Exchange Act and the Company's Amended and Restated By-laws.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SOLITRON DEVICES, INC.

Date: November 9, 2022	By:	/s/ Tim Eriksen
Tim Eriksen
Chief Executive Officer and Interim Chief Financial Officer

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